 Octboer 27, 2025

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Dynamic Total Return

Supplement to Statement of Additional Information

BNY Mellon Dynamic Total Return (the "Fund"), a series of BNY Mellon Advantage Funds, Inc., is no longer offered for investment, and all references to the Fund in the Statement of Additional Information are removed.

Effective as of the close of business on October 24, 2025, all shares of the Fund in BNYIA Retirement Plans have been exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the prospectus of DGCM by calling 1-800-373-9387.

GRP2-SAISTK-1025